Statements of Operations (Unaudited) (USD $)	3 Months Ended		87 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Mar. 31, 2013
REVENUES
Revenues			$ 4,000
Cost of sales
Gross profit			4,000
OPERATING EXPENSES
Advertising and promotion			8,410
Amortization	27,931	116,137	161,882
General and administrative	32,742	31,791	385,644
Management fees	6,000	1,500,000	6,006,000
Total operating expenses	66,673	1,647,928	6,561,936
(Loss) from operations	(66,673)	(1,647,928)	(6,557,936)
Other income (expense)
Interest expense	(25,852)	(27,261)	(157,613)
Other Expense			(17,980)
Total other income (expense)	(25,852)	(27,261)	(175,593)
NET LOSS	$ (92,525)	$ (1,675,189)	$ (6,733,529)
Net Loss per Share - Basic and Diluted	$ 0.00	$ (0.05)
Weighted average common and common equivalent shares outstanding Basic and diluted	55,800,000	34,492,308